SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant : [X}
Filed by a party other than the registrant   [ ]

Check the appropriate box:                       [ ] Confidential, For Use of
[ ] Preliminary proxy statement                   the Commission Only (as
[X] Definitive proxy statement                    permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

                             SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X}     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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         [ ] Fee paid previously with preliminary materials:
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         [ ] Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:
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         (2) Form, schedule or registration statement no.:
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         (3) Filing party:
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         (4) Date filed:
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

                              SKIBO FINANCIAL CORP.
                              242 East Main Street
                          Carnegie, Pennsylvania 15106


                                  June 22, 1999


To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders ("Meeting") of Skibo Financial Corp. (the "Company") to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 22, 1999, at 9:00 a.m.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, KPMG LLP, are expected to be present to respond to any questions that stockholders may have.

         At the Meeting, stockholders will be requested (i) to elect two directors of the Company, and (ii) to ratify the appointment of KPMG LLP as auditors for the Company's 2000 fiscal year.

         Additional information concerning these items is included in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Also enclosed for your reference is the 1999 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

         Your vote as a stockholder is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                                                Sincerely,


                                                /s/Walter G. Kelly
                                                --------------------------------
                                                Walter G. Kelly
                                                President

--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON JULY 22, 1999
--------------------------------------------------------------------------------

         NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders
("Meeting") of Skibo Financial Corp. (the "Company"), will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 22, 1999, at 9:00 a.m. The Meeting is for the purpose of considering and acting upon the following:

         1.       The election of two directors of the Company;
         2. The ratification of the appointment of KPMG LLP as auditor for the Company for the fiscal year ending March 31, 2000; and
         3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on June 14, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ALEXENDER J. SENULES
                                              ----------------------------------
                                              ALEXANDER J. SENULES
                                              SECRETARY
Carnegie, Pennsylvania
June 22, 1999

--------------------------------------------------------------------------------
IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 22, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 22, 1999, at 9:00 a.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 22, 1999. The Company is a majority-owned subsidiary of Skibo Bancshares, M.H.C. (the "Mutual Holding Company"), which was formed in connection with the mutual holding company reorganization of First Carnegie Deposit on April 4, 1997 and subsequently acquired a majority interest in the Company when the Company was formed pursuant to the two-tier holding company reorganization on October 29, 1998. Because the Mutual Holding Company owns 55% of the Company Common Stock, the votes cast by the Mutual Holding Company will be determinative of the outcome of Proposal I (election of directors) and Proposal II (ratification of auditors).

         At the  Meeting,  stockholders  will  consider  and  vote  upon (i) the
election  of  two  directors,   and  (ii)  the  ratification  of  the  Company's
independent auditor.

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                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below, and in favor of each of the other proposals set forth in this Proxy Statement/Offering Circular for consideration at the Meeting or any adjournment thereof.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the meeting, including matters of which the Company receives proper notice before July 17, 1999.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on June 14, 1999, are entitled to one vote for each share then held ("Voting Record Date"). As of June 14, 1999, the Company had 3,442,111 shares of Company Common Stock outstanding.

         As provided in the Charter of the Company, for a period of five years from the effective date of the MHC Reorganization, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Company Common Stock (the "Limit"), and any shares of Company Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Company Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

         As to the election of directors (Proposal I), the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under federal law and the Company's Federal Stock Charter ("Charter") and Bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors (Proposal II) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Under the Company's Charter and Bylaws, unless otherwise required by law, Proposal II and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of five percent of the Company Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The following table sets forth, as of June 14, 1999, the shares of Company Common Stock beneficially owned by all executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the outstanding shares of Company Common Stock, based solely upon information supplied to the Company by the Company's stock transfer agent and the filings required pursuant to the Exchange Act.

Name and Address                               Amount and Nature of Beneficial          Percent of Shares of
of Beneficial Owner                                      Ownership (1)                     Common Stock Outstanding
-------------------                                      -------------            ---------------------------------

Skibo Bancshares, M.H.C.
242 East Main Street
Carnegie, Pennsylvania  15106                               1,897,500                              55.0%



All Executive Officers and Directors
 as a Group (6 persons) (2)                                   271,410                              7.87%

-----------------
(1) Includes all shares of Company Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.

                                              (footnotes continued on next page)

(2) Includes options to purchase 102,740 shares of Company Common Stock that may be exercised within 60 days of the Voting Record Date to purchase shares of Company Common Stock under the 1998 Stock Option plan (the "Stock Option Plan"). Includes 18,339 shares of Company Common Stock awarded under the 1998 restricted stock plan (the "RSP"). Excludes 75,135 shares held by the Company's employee stock ownership plan (the "ESOP") which have not been allocated to participating employees over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Includes 15,946 shares of Company Common Stock held by the ESOP and allocated to executive officers (2 persons) of the Company. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Company Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of Company Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the OTS disclosing changes in beneficial ownership of the Company Common Stock. The Company's Proxy Statement and Annual Report on Form 10-KSB must disclose the failure of an executive officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, none of the executive officers and/or directors of the Company failed to file such ownership reports on a timely basis during the fiscal year ended March 31, 1999.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company currently has five directors serving on its Board. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Two directors will be elected at the Meeting to serve for a three-year period.

         Walter G. Kelly and Alexander J. Senules, who are current members of the Board, have been nominated by the Board of Directors to serve as directors, each for a term of three years. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. Election of the nominees as directors requires the affirmative vote of a majority of the votes actually cast at the Meeting.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth for each nominee and each director continuing in office his or her name, age, the year he first became a director, the year in which his current term will expire and the number of shares and percentage of Company Common Stock beneficially owned.

                                                                                 SHARES OF
                                         YEAR FIRST          CURRENT            COMMON STOCK       PERCENT
                               AGE       ELECTED OR           TERM             BENEFICIALLY        OF CLASS
NAME                           (1)        APPOINTED          EXPIRES            OWNED(2)(3)           %
----                           ---        ---------          -------            -----------       ----------

                                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Walter G. Kelly                53           1998              1999                  78,870 (4)         2.29

Alexander J. Senules           66           1998              1999                  48,964 (5)(6)      1.42

                                         DIRECTORS CONTINUING IN OFFICE

John C. Burne                  72           1998              2000                  38,975 (5)(6)      1.13

Layne W. Craig                 85           1998              2001                  22,714 (5)(6)      0.66

John T. Mendenhall, Jr.        50           1998              2001                  24,675 (5)(6)      0.72


------------------
(1)  At March 31, 1999.
(2) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(3)  As of the Voting Record Date.
(4) Includes 38,812 shares of Company Common Stock that may be acquired through options that are exercisable within 60 days of the Voting Record Date and 10,130 shares of Company Common Stock allocated to the account of Mr. Kelly under the ESOP. Includes 5,175 shares of common stock awarded under the RSP.
(5) Includes 10,687 shares of Company Common Stock that may be acquired through options that are exercisable within 60 days of the Voting Record Date. Includes 2,609 shares of Company Common Stock awarded under the RSP.
(6) Excludes 124,200 shares of Company Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from an unrelated third party. The loan was subsequently refinanced by the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Craig, Mendenhall, Senules and Burne to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP
     Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Voting Record Date, 49,065 shares had been allocated under the ESOP to participant accounts.

           The principal occupation during the past five years of each director and nominee of the Company is set forth below. All directors and nominees have held their present positions for five years unless otherwise stated.

         John C. Burne has served as a director of the Company since 1998, as a director of the Bank since 1971, as Chairman of the Board of Directors since 1993, and as Vice President of the Bank from 1992 to 1993. Mr. Burne is a retired general insurance agent and currently is the sole proprietor of a log home dealership in Canonsburg, Pennsylvania. Mr. Burne serves as a member, elder, choir member, and president of the First Presbyterian Church, a member and past president of the Carnegie Rotary Club and the Allegheny Chapter of the CPCU Society, a member of the VFW, a member and past presiding officer of several masonic lodges, the former president of the Board of Trustees of Woodville State Hospital, and a current director and Vice President of the Pittsburgh Phoenix Youth Orchestra.

         Layne W. Craig has served as a director of the Company since 1998 and as a director of the Bank since 1964. Mr. Craig is a former plumbing contractor, and former owner of Craig Plumbing and Heating, Carnegie, Pennsylvania.

         Walter G. Kelly has served as a director of the Company since 1998, as a director of the Bank since 1983, as the President of the Bank since 1993 and Chief Executive Officer of the Bank since 1981, and has been employed by the Bank since 1976. Mr. Kelly also serves as the Chairman of the Chartiers Valley Industrial Development Authority.

         John T. Mendenhall, Jr. has served as a director of the Company since 1998 and as a director of the Bank since 1994. Dr. Mendenhall has practiced general dentistry in Carnegie, Pennsylvania since 1978. Dr. Mendenhall currently serves as a board member of the Carnegie Rotary Club.

         Alexander J. Senules has served as a director of the Company since 1998, as a director of the Bank since 1976, secretary of the Bank since 1993, and Vice President of the Bank since 1994. Mr. Senules is not a salaried employee of the Bank. Mr. Senules is the president and the majority stockholder of Blasting Products, Inc., an equipment rental and bag manufacturer located in Republic, Pennsylvania, president of Senex Explosives, Inc., a drilling and blasting company located in Cuddy, Pennsylvania, and secretary and treasurer of Florex Explosives, Inc., an explosives manufacturer and drilling and blasting contractor located in Naples, Florida. Mr. Senules is also a major sponsor of the Family House, the Boy Scouts of America, the Civic Light Opera, the Make a Wish Foundation, and the Carnegie Museum.

         Executive Officer Not Serving As A Director

         Carol A. Gilbert has been employed by the Company since 1998 and by the Bank since 1970, serving as an officer of the Bank since 1978. Ms. Gilbert is currently the Chief Financial and Operating Officer and Treasurer of the Bank. Ms. Gilbert is a member of the board of directors of the Carnegie Area Revitalization Effort, a nonprofit organization.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         During the fiscal year ended March 31, 1999, the Board of Directors of the Company held three regular meetings and one special meeting. During the fiscal year ended March 31, 1999, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served.

         The Pension and Salary Committee of the Bank, a standing committee, meets semi-annually to review the performance of employees and to determine compensation to be recommended to the Board. The Pension and Salary Committee is comprised of Directors Senules (chairman), Burne, and Craig. The Pension and Salary Committee of the Bank met twice during the fiscal year ended March 31, 1999.

         The Audit Committee, a standing committee, consists of Directors Craig (chairman), Senules, and Mendenhall. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the accountants to discuss the scope and to review the results of the annual audit. This committee met once during the fiscal year ended March 31, 1999.

         The Nominating Committee, a standing committee, consists of members of the Board of Directors appointed annually by the Chairman of the Board. The Nominating Committee met once during the fiscal year ended March 31, 1999.

         Pursuant to Article II, Section 14 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to the Secretary of the Company not less than five days prior to the annual meeting of the stockholders of the Company.

--------------------------------------------------------------------------------
                            COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

         General. During the fiscal year ended March 31, 1999, the directors of the Company received an annual compensation of $20,000 with $500 being deducted for every Board meeting missed. The Chairman and Vice Chairman receive additional fees of $500 and $300 a month, respectively. Directors do not receive additional fees for attendance at committee meetings. The Company paid a total of $89,600 in fees to directors for their service on the Board of Directors and its committees during the fiscal year ended March 31, 1999.

         Directors Retirement Plan. The Company sponsors a Directors Retirement Plan ("DRP") to provide retirement benefits to directors of the Company who are not officers or employees ("Outside Directors"). Any director who has served as an Outside Director shall be a participant in the DRP and payments under the DRP commence once the Outside Director ceases being a director of the Company. The DRP provides a retirement benefit based on the number of years of service to the Company. Generally, Outside Directors receive 2% of the final average Board compensation (as defined in the DRP) for each year of service prior to age 80 up to a maximum annual benefit equal to 60% of the Outside Director's final average Board compensation. Benefits under the DRP will commence upon the Outside Director's retirement and his reaching the age of 65 or service for five years, whichever is later, or in the event of a change in control of the Company. See also "Executive Compensation Supplemental Executive Retirement Plan."

         Stock Awards. On April 16, 1998, the Company's stockholders approved the Stock Option Plan and the RSP. Pursuant to the terms of the Stock Option Plan, each non-employee director received on the date of stockholder approval options to purchase 10,867 shares of Company Common Stock and under the RSP, the same non-employee directors received 4,347 shares of restricted Company Common Stock. The options granted to these directors are exercisable at a rate of 50% on the date of grant and 50% annually thereafter. Restricted stock granted to these directors vest 20% on the date of grant and 20% annually, thereafter. See "Executive Compensation" for awards to employee directors.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

         Summary Compensation Table. The following table sets forth certain information as to the total remuneration received by the chief executive officer. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended March 31, 1999 and 1998.

                                                                                   Long Term
                                       Annual Compensation                     Compensation Awards
                                ----------------------------------------  ---------------------------
                                                                                         Securities
                       Fiscal                                              Restricted    Underlying
Name and               Year                             Other Annual          Stock       Options/       All Other
Principal Position     Ending    Salary      Bonus      Compensation(1)       Awards      SARs(#)       Compensation
------------------     ------    ------      -----      ---------------       ------      -------       ------------

Walter G. Kelly        1999      $ 149,913   $ 30,000          --          $64,170(2)    38,812(3)         $47,368(4)
President and CEO      1998      $ 146,276   $ 30,000          --              --            --            $59,985(5)



------------------------
(1) Does not include the value of certain benefits which do not exceed the lesser of $50,000 or 10% of Mr. Kelly's total salary and bonus.
(2) Represents awards of 15,525 shares of Common Stock under the RSP based upon the value of such stock of $12.40 per share as of the date of such award. As of March 31, 1999, value of unvested restricted stock (10,350 shares) was $8.00 per share or $82,800 in the aggregate. Such stock awards become non-forfeitable at the rate of one-third per year commencing on April 16, 1998. Dividends are paid for all shares awarded.
(3) Represents award of options exercisable at the rate of 50% per year commencing on April 16, 1998. The exercise price equals the market value of common stock on the date of repricing of $6.83. See "Stock Compensation Programs."
(4)  Consists  of  $2,328  in cash  dividends  on  unvested  restricted  shares.
     Includes 5,630 shares of Common Stock allocated under the ESOP during fiscal 1999 with a market value as of March 31, 1999 of $8.00 per share. Does not include payments made pursuant to the SERP. See"-- Supplemental Executive Retirement Plan."

(5) Includes 4,500 shares of Common Stock allocated under the ESOP during fiscal 1998 with a market value as of March 31, 1998 of $13.33 per share. Does not include payments made pursuant to the SERP. See "-Supplemental Executive Retirement Plan."

         Employment Agreements. The Company has entered into an employment agreement with Walter G. Kelly, its President and Chief Executive Officer. The employment agreement is for a term of three years (beginning on June 12, 1997) with a base salary of $144,685. The employment agreement provides that he may be terminated by the Company for "just cause" as defined in the employment agreement. If the Company terminates Mr. Kelly without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the employment agreement. The employment agreement contains a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Company, Mr. Kelly will be paid in a lump sum generally equal to 2.99 times his prior five-year average taxable compensation. Had the Company terminated Mr. Kelly in connection with a change in control as of March 31, 1999, Mr. Kelly would be entitled to a payment of $551,000. The aggregate payments that would be made would be an expense to the Company, and would reduce the Company's net income and capital. The employment agreement may be renewed not less than quarterly by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

         Supplemental Executive Retirement Plan. The Company has adopted an unfunded supplemental retirement plan ("SERP") for the benefit of Walter G. Kelly, President. The purpose of the SERP is to attract and retain executives and key employees by providing additional retirement benefits to supplement the other retirement benefits provided to all employees. The targeted level of retirement benefits under the SERP are calculated as 80% of the final average compensation (as defined in the SERP), as adjusted to take into account certain other retirement benefits. The SERP provides that the Company will pay the benefits under the SERP in a single life or joint and survivor annuity. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Company will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining 20 years of credited service. During the years ended March 31, 1999 and 1998, the Company expensed $165,000 and $183,000, respectively, to the DRP and SERP.

         ESOP. The Bank maintains an ESOP for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Company or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Company Common Stock. The ESOP has borrowed funds from the Company to purchase stock in the Bank's initial stock offering. During fiscal 1999, the Company acquired the loan. The Bank contributed approximately $165,000 during the year ended March 31, 1999 to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2003. Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation, excluding certain payments. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment following death, disability or retirement in order to receive an allocation for such plan year. The Company's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

         Stock Compensation Programs. The following tables set forth information concerning options granted to the named executive.

The following tables set forth additional information concerning options granted under the Option Plans.

                      Option/SAR Grants in Last Fiscal Year

                                                     Percent of Total
                                   Number of          Options Granted    Exercise
                                   Securities           to Employees       Price
                               Underlying Options        in Fiscal         Price           Expiration
            Name                    Granted                Year          ($/Share)            Date
---------------------------         -------                ----          ---------            ----

Walter G. Kelly                      38,812                34.7%            $6.83             10/08



                 Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                                               Number of Securities
                                                              Underlying Unexercised       Value of Unexercised
                    Shares Acquired                                Option/SARs           In-The-Money Option/SARs
                          on                                      at FY-End (#)              at FY-End (2)($)
Name                   Exercise       Value Realized ($)(1)  Exercisable/Unexercisable  Exercisable/Unexercisable
----                   --------       ---------------------  -------------------------  -------------------------

Walter G. Kelly            -                   -                 19,406 / 19,406               $22,705 / $22,705


------------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities. Based upon the closing price of the Common Stock as of March 31, 1999 of $8.00 per share.

         Stock Option Repricing. On April 16, 1998, the 1998 Stock Option Plan was approved by shareholders, which provided for the issuance of 155,246 shares to employees, officers and directors at a strike price of $13.58. However, due to a significant fluctuation in the general market of the stock of the Company and similar financial institutions, the original awards were canceled and reissued on October 8, 1998, with a new strike price of $6.83 (this is reflective of the three-for-two exchange).

--------------------------------------------------------------------------------
                         INDEBTEDNESS OF MANAGEMENT AND
                    TRANSACTIONS WITH CERTAIN RELATED PARTIES
--------------------------------------------------------------------------------

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefit and compensation program whereby mortgage loans are offered to all employees and directors at a 1.50% discount off the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. In addition, the Bank will pay the costs for any credit check and appraisal. Furthermore, pursuant to the benefit and compensation plan, the Bank will make loans collateralized by (i) savings deposits at 1% over the annual percentage yield earned on the collateral, and
(ii) new and used automobiles. All other loans to insiders (a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of default or present other unfavorable features. Loans to executive officers and directors of the Company and their affiliates, amounted to approximately $547,028 or 2.18% of the Company's equity at March 31, 1999.

         The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Company at any time since March 31, 1998 in an aggregate amount in excess of $60,000 and whose loans were made pursuant to the benefit and compensation program.

                                                              Largest Amount
                                                             Outstanding Since        Balance at        Interest
Name and Position           Date of Loan    Type of Loan       March 31, 1998       March 31, 1999         Rate
-----------------           ------------    ------------     -----------------      --------------     --  ----
Alexander J. Senules                            First
Director and Secretary         2/10/97        Mortgage           $270,781              $263,698          6.25%*

John C. Burne                                   First
Chairman of the Board          2/3/97         Mortgage           $156,843              $153,687          6.25%*

Walter G. Kelly                                 First
President and Chief            2/3/97         Mortgage           $131,897              $129,643          6.25%*
Executive Officer



-------------------
* The prevailing market rate was 1.5% above the rate charged. All other loans were made at the prevailing market rate when originated.

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         At the Meeting, stockholders will consider and vote upon the appointment of independent auditors for the Company's fiscal year to end March 31, 2000. KPMG LLP was the Company's independent auditor for the fiscal year ended March 31, 1999. The Board of Directors has approved to renew the Company's arrangements with KPMG LLP to be its auditor for the fiscal year ending March 31, 2000, subject to ratification by the Company's stockholders. A representative of KPMG LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement.

         The appointment of the Company's auditor must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of KPMG LLP as the Company's auditor.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If any other matters, however, should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

         The Company's 1999 Annual Report to Stockholders, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on June 14, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SKIBO FINANCIAL CORP., 242 EAST MAIN STREET, CARNEGIE, PENNSYLVANIA 15106.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 242 East Main Street, Carnegie, Pennsylvania 15106, no later than February 22, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

           Any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Company no later than July 16, 1999, and all business so stated, proposed, and filed shall be considered at the annual meeting, but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless received in writing by the Secretary no later than July 16, 1999, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the shareholders taking place 30 days or more thereafter.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     /s/ALEXENDER J. SENULES
                                     -------------------------------------------
                                     ALEXANDER J. SENULES
                                     SECRETARY

Carnegie, Pennsylvania
June 22, 1999

                                REVOCABLE PROXY
--------------------------------------------------------------------------------
                              SKIBO FINANCIAL CORP.
                              242 EAST MAIN STREET
                          CARNEGIE, PENNSYLVANIA 15106
                                 (412) 276-2424
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 22, 1999
--------------------------------------------------------------------------------


         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned and, to vote all shares of Common
Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Southpointe Golf Club, 360 Southpointe Boulevard, Canonsburg, Pennsylvania, on Thursday, July 22, 1999, at 9:00 a.m. and at any and all adjournments thereof, as follows:

                                                                FOR ALL
                                                        FOR      EXCEPT
                                                        ---      ------

1.  The election as director of the nominees listed     [ ]      [ ]
    below for terms to expire in 2002 (except as marked to the contrary below).

        Alexander J. Senules
        Walter G. Kelly



INSTRUCTIONS:     To withhold authority vote for any individual nominee, write the nominee's name in the space provided below.



                                                        FOR     AGAINST  ABSTAIN
                                                        ---     -------  -------
2.   The ratification of the appointment of KPMG LLP    [ ]       [ ]      [ ]
     as auditor for the Company for the fiscal year ending March 31, 2000.

         The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1999 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 22, 1999, and an Annual Report to Stockholders.


Dated:                              , 1999       [ ] Please check here if you
       -----------------------------                 plan to attend the Meeting.


------------------------------------                 ---------------------------
PRINT NAME OF STOCKHOLDER                            PRINT NAME OF STOCKHOLDER



------------------------------------                 ---------------------------
SIGNATURE OF STOCKHOLDER                             SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------